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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

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                                  FORM 8-K


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

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     Date of Report (Date of earliest event reported): NOVEMBER 1, 1995

                               PROGROUP, INC.
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           (Exact name of registrant as specified in its charter)


  Tennessee                         0-921                        62-0331019
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(State of                    (Commission File No.)           (IRS Employer
incorporation)                                               Identification No.)

             6201 MOUNTAIN VIEW ROAD, OOLTEWAH, TENNESSEE 37363
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        (Address of principal executive offices, including zip code)

                               (423) 238-5890
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            (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

                 George H. Nichols was named president and chief operating officer of the Company effective November 1, 1995. Mr. Nichols replaces James L.E. Hill, who has been acting as interim president since the resignation of W. Ryland Dooley, III in July, 1995. Mr. Hill will continue to serve as a member of the Board of Directors and as a member of the Board's Executive Committee.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                 (a)  Not applicable.

                 (b)  Not applicable.

                 (c)  Exhibits. The following exhibit is being filed herewith:

                      99.1 Press Release of the Company dated October 31, 1995
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                                 Signatures

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 8, 1995                     PROGROUP, INC


                                     By: /s/ George H. Nichols
                                         ---------------------------------
                                         George H. Nichols, President and
                                         Chief Operating Officer